Prospectus Supplement                                       205904 7/03

dated July 28, 2003 to:
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Putnam Income Fund (the "fund")
Class Y Prospectus dated February 28, 2003

The following replaces the text under the heading "Fund summary -- Goal":

The fund seeks high current income consistent with what Putnam Management believes to be prudent risk.